Exhibit 10.2
Execution Version
MANAGEMENT FEE AND DISPOSITION FEE SUBORDINATION AGREEMENT
This Management Fee and Disposition Fee Subordination Agreement (this “Agreement”) is made as of November 22, 2024, by KBS CAPITAL ADVISORS LLC, a Delaware limited liability company (the “Advisor”), in favor of U.S. BANK NATIONAL ASSOCIATION, as administrative agent for the Lenders under the Credit Agreement identified below (in such capacity, the “Agent”).
WHEREAS, KBS Real Estate Investment Trust III, Inc., a Maryland corporation (“REIT”), is party to that certain Advisory Agreement dated as of September 27, 2024, as amended on October 11, 2024 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Advisory Agreement”), with the Advisor; pursuant to the Advisory Agreement, the REIT has agreed, among other things, to pay certain management fees and disposition fees to Advisor from time to time in exchange for certain services performed by Advisor in accordance with the Advisory Agreement; and
WHEREAS, in order to induce the Agent and the Lenders to continue to extend credit to the Borrower under that certain Credit Agreement dated as of July 30, 2021, as amended by that certain First Modification of Credit Agreement dated as of April 21, 2023, that certain Second Modification of Credit Agreement dated as of May 10, 2024, that certain Third Modification of Credit Agreement dated as of July 30, 2024, that certain Fourth Modification of Credit Agreement dated as of November 5, 2024, that certain Fifth Modification of Credit Agreement dated as of November 15, 2024 and that certain Sixth Modification of Credit Agreement dated as of November 22, 2024 (as amended, restated and/or modified from time to time, the “Credit Agreement”) among KBS REIT Properties III, LLC, a Delaware limited liability company (“Borrower”), Agent, and the lenders party thereto (the “Lenders”), the Agent requires that certain the management fees and disposition fees owed by the REIT (with respect to the Borrower’s Obligations under the Credit Agreement and the Loan Documents) to the Advisor shall be subordinate to the Senior Debt (as defined below), all as hereafter provided.
NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms Generally. Any capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.
2.Certain Defined Terms. As used herein, the following terms shall have the following meanings:
“Bankruptcy Code” shall mean Title 11 of the United States Code.
“Disposition Fee” shall mean the disposition fees payable by the REIT to the Advisor pursuant to Section 8.04 of the Advisory Agreement associated with the sale of equity interests in or real property owned by KBSIII Carillon L.P., KBSIII 515 Congress, LLC, KBSIII 155 North 400 West, LLC, KBSIII 201 17th Street, LLC or KBSIII 500 West Madison, LLC.
“Fee Subordination Event” shall mean the occurrence and continuance of a Senior Default exists.

“Management Fee” shall mean the management fees payable by the REIT to the Advisor pursuant to Section 8.03(i) of the Advisory Agreement associated with the real property owned by KBSIII Carillon L.P., KBSIII 515 Congress, LLC, KBSIII 155 North 400 West, LLC, KBSIII 201 17th Street, LLC and KBSIII 500 West Madison, LLC.
“Permitted Disposition Fees” means Disposition Fees in an amount not to exceed 0.65% of the Contract Sale Price (as defined in the Advisory Agreement).
“Permitted Management Fees” means Management Fees in an amount not to exceed 90% of the Management Fees then due and owing.
“Proceeding” shall have the meaning set forth in Section 8 hereof.
“Senior Debt” shall mean any and all Obligations and other indebtedness of Loan Parties to the Agent and the Lenders under the Credit Agreement, including any interest, costs or fees accruing after the commencement of any Proceeding (as defined below) whether or not a claim for such interest, costs or fees is allowed or allowable.
“Senior Default” shall mean any “Event of Default” under the Credit Agreement.
“Subordinated Debt” shall mean the Management Fee and Permitted Disposition Fee.
“Subordinated Debt Documents” shall mean the Advisory Agreement.
3.Subordination. The payment of any and all Subordinated Debt is expressly subordinated to the Senior Debt to the extent and in the manner set forth in this Agreement. Until the Senior Debt has been paid in full in immediately available funds (other than contingent indemnifications for which no claim for payment has been made) and the Lenders’ commitment to make Loans under the Credit Agreement has terminated, no payment of any kind (by voluntary payment, prepayment, setoff or otherwise) of any portion of the Subordinated Debt may be made, directly or indirectly, by the REIT or any Loan Party or received or accepted by the Advisor at any time without the Agent’s prior written consent; provided, however, that the REIT or any Loan Party may make, and the Advisor may receive, accept and retain, (i) Permitted Management Fees and (ii) Permitted Disposition Fees to the extent payment of such Permitted Disposition Fees is permitted under Section 7.7(c) of the Credit Agreement, so long as both before and after giving pro-forma effect to the making of any such payments, a Fee Subordination Event is not in existence or would result therefrom.
Notwithstanding anything to the contrary herein stated, at any time any Management Fees are not allowed to be paid as a result of this Section 3, such Management Fees payable but blocked pursuant to this Section 3 may accrue, but shall not be paid, and following such Fee Subordination Event being waived by the Agent and the Required Lenders, such accrued amounts of unpaid Management Fees may be paid to the Advisor so long as no other Fee Subordination Event has occurred and is continuing or would result therefrom. For the avoidance of doubt, any interest accrued under the Advisory Agreement with respect to Management Fees, if applicable, shall not be payable until Senior Debt has been paid in full in immediately available funds (other than contingent indemnifications for which no claim for payment has been made) and the Lenders’ commitment to make Advances under the Credit Agreement has terminated.
4.Prohibited Payments. Until such time as the Senior Debt has been paid in full in immediately available funds (other than contingent indemnifications for which no claim for payment has been made) and the Lenders’ commitment to make Loans under the Credit Agreement has terminated, any payments on the Subordinated Debt received by the Advisor in contravention of the terms of this Agreement or at any time that the Advisor is in violation of its undertakings or obligations under this Agreement shall be held in trust for Agent and the Lenders and the Advisor will promptly turn over any such payments to Agent, without further notice or demand, in the form received, to be applied to the Senior Debt as determined by Agent.
5.Subordinated Debt to be Unsecured. Until such time as the Senior Debt has been paid in full in immediately available funds (other than contingent indemnifications for which no claim for payment has been made) and the Lenders’ commitment to make Loans under the Credit Agreement has terminated, the Loan Parties shall not grant to the Advisor, and the Advisor shall not have or take, any Lien on or security interest in any assets of any Loan Party, regardless of whether any such assets are now owned or hereafter acquired or created. The Advisor represents and warrants to the Agent and the Lenders that the Subordinated Debt is unsecured.
6.Prohibited Actions. Until such time as the Senior Debt has been paid in full in immediately available funds (other than contingent indemnifications for which no claim for payment has been made) and any commitment of the Lenders to make Loans under the Credit Agreement has terminated, the Advisor shall not:
(a)commence any claim, litigation, suit or administrative proceeding (collectively, “Proceeding”) of any kind against any Loan Party to (I) recover all or any part of the Subordinated Debt not paid when due except to the extent of commencing an action to avoid the running of an applicable statute of limitations; or (II) enforce any judgment to recover all or any part of the Subordinated Debt; or
(b)join with any creditor in bringing any Proceeding against any Loan Party under any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency law now or hereafter existing.
7.No Contest. The Advisor will not make any assertion, claim or argument in any action, suit or Proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to Agent under and in connection with the Credit Agreement and the other Loan Documents, instruments and agreements entered into in connection therewith.
8.Bankruptcy. In the event of any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, assignment for the benefit of creditors or other proceeding for the relief or liquidation, dissolution or other winding up of any Loan Party or any assets of any Loan Party (including, without limitation, any such proceeding under the Bankruptcy Code) (a “Proceeding”), the Advisor may, but is not required to, file any claims, proofs of claim, or other instruments of similar character necessary to enforce the obligations, if any, of such Loan Party in respect of the Subordinated Debt and will hold in trust for Agent, and the Lenders and pay over to Agent in the form received, to be applied against the Senior Debt as determined by Agent, any and all money, dividends or other assets received in any such proceedings on account of the Subordinated Debt, unless and until the Senior Debt shall be paid in full in cash.
9.Amendments to Senior Debt. Subject to the terms and conditions of the Credit Agreement and the Loan Documents, Agent may at any time and from time to time, without the consent of or notice to the Advisor, without incurring responsibility to the Advisor and without impairing or releasing any of Agent’s rights, or any of the obligations of the Advisor hereunder:

(a)Change the amount, manner, place or terms of payment or change or extend the time of payment of or increase, renew or alter the Senior Debt, or any part thereof, waive nonperformance by Loan Parties of or amend, alter, supplement or replace the Credit Agreement, the notes issued thereunder, any other Loan Documents or agreements related thereto, in any manner or enter into or amend in any manner any other agreement relating to the Senior Debt;
(b)Sell, exchange, release or otherwise enforce Agent’s rights against or deal with all or any part of the Collateral or any property at any time pledged or mortgaged by any party to secure or securing the Senior Debt or any part thereof;
(c)Release or compromise claims against any Loan Party or any other party liable in any manner for the payment or collection of the Senior Debt;
(d)Exercise or refrain from exercising any rights against any Loan Party or others (including the Advisor) or exercise rights against any Loan Party, any assets of any Loan Party or any other party at any time and in any order; and
(e)Apply any sums paid by any party to the Senior Debt in any manner or order as permitted by the Credit Agreement.
10.Subordinated Debt Documents. Advisor hereby represents and warrants to Agent that Advisor has delivered to Agent true, correct and complete copies of all written Subordinated Debt Documents by and between the REIT, Loan Parties and Advisor evidencing the Advisory Agreement. Until the Senior Debt shall be paid in full in immediately available funds (other than contingent indemnifications for which no claim for payment has been made) and any commitment of the Lenders to make Loans under the Credit Agreement has terminated, Advisor shall not (a) without the prior written consent of the Agent, agree to any amendment, modification or supplement to any Subordinated Debt Document materially adverse to Agent and Lenders (provided that any changes amending payment provisions that impact the subordination provisions set forth in the Agreement or granting liens on any collateral shall be deemed materially adverse to Agent and Lenders), or (b) assign any Subordinated Debt Document to any Person; provided, however that Advisor may sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Subordinated Debt to an affiliate so long as: (i) concurrent with such assignment, pledge, disposition or transfer such assignee, pledge or transferee acknowledges in writing that such transfer is made expressly subject to this Agreement and that such transferee is bound by the terms of this Agreement as if an original signatory hereto, and (ii) Advisor promptly delivers such written acknowledgement to Agent along with such transferee’s notice information for purposes hereof.
11.Interposition of Agreement. If the Advisor violates any of the terms of this Agreement, in addition to any remedies at law, in equity or otherwise, Agent may restrain such violation in any court of law or equity and may interpose this Agreement as a defense in any action by or against the Advisor.
12.No Third Party Beneficiaries. This Agreement is solely for the benefit of Agent and the Lenders, and none of any Loan Party, debtor in possession, bankruptcy trustee or any other person or entities are intended to be third party beneficiaries hereunder or to have any right, benefit, priority or interest under, or because of the existence of, or to have any right to enforce, this Agreement.

13.Entire Agreement. This Agreement contains the entire agreement between the parties regarding the subject matter hereof and may be amended, supplemented or modified only by written instrument executed by Agent and the Advisor.
14.Execution. The Advisor represents and warrants to the Agent and the Lenders that the Advisor has the power, capacity and authority to enter into this Agreement and that neither the execution or delivery of this Agreement nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions, or provisions of or constitute a default under any agreement or instrument to which Advisor or any of its assets is now subject or under any formation of governance agreement of Advisor.
15.Assignment. This Agreement may be assigned by Agent in connection with any assignment or transfer of any portion of the Senior Debt.
16.Binding Agreement. This Agreement shall be binding upon the Advisor and its representatives, successors and assigns.
17.Senior Debt. The Senior Debt shall continue to be treated as Senior Debt hereunder, and the provisions of this Agreement shall continue to govern the relative rights and priorities of the parties, even if all or part of the security interests securing the Senior Debt are subordinated, set aside, avoided or disallowed under Section 548(a) of the Bankruptcy Code
18.Invalidity. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision(s) shall be modified to the extent permitted by law so as to most fully achieve the intention of this Agreement.
19.Subordination Agreement. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective, during and after the commencement of a Proceeding.
20.Governing Law; Jurisdiction; Etc. This Agreement, the rights of the parties hereunder and the interpretation hereof shall be governed by, and construed in accordance with, the laws of the State of California in all respects. To the maximum extent permitted by applicable law, each of the parties hereto hereby waives any right to a trial by jury in any action relating to this Agreement.
21.Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE EACH OF THE PARTIES HERTO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.
22.Notices. For the purposes of this Agreement, written notices shall be sent by United States first class certified mail, return receipt requested, postage prepaid, addressed to the notified party at the address set forth below its signature line or such other address specified by the party with like notice, and shall be deemed received four (4) Business Days after deposit in the United States mail, on the first Business Day after transmittal by nationally recognized overnight courier or on the day of transmittal by personal delivery, telecopier, telex, cable or other electronic communication device capable of providing a written document; provided, however, in the case of a facsimile transmission, when sent to the applicable party’s facsimile machine’s telephone number, if the party sending such notice receives confirmation of the delivery thereof from its own facsimile machine, notices by facsimile shall be deemed to have been given when sent (except that, if sent at or after 5:00 p.m. in the place of the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient); in the case of electronic transmission, when actually received and if any electronic email is effective at or after 5:00 p.m. Pacific Time in the place of receipt, then it shall be deemed only to become effective at the opening of business on the next Business Day.
23.Counterparts; Electronic Signatures; Headings. This Agreement may be executed in one or more counterparts, each one of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement. Signature by facsimile and PDF shall bind the parties hereto. Section headings used herein are for convenience of reference only and shall have no effect on the interpretation of this Agreement.
24.Limitation of Liability. Neither the Advisor, nor any of its managers, members, partners, equityholders, directors, officers, employees or agents (collectively, the “Advisor Group”) shall be liable to the Loan Parties or their subsidiaries or affiliates for any loss, liability, damage or expense (collectively, a “Loss”) arising out of or in connection with the performance of obligations contemplated by this Agreement, unless a court of competent jurisdiction enters a final order determining that such Loss resulted from gross negligence or willful misconduct on the part of the applicable member of the Advisor Group with regard to an action taken on the Loan Parties’ or any of their Subsidiaries’ behalf. The Advisor makes no representations or warranties, express or implied, in respect of the obligations to be provided by them hereunder. IN NO EVENT WILL ANY OF THE PARTIES HERETO BE LIABLE TO ANY OTHER PARTY HERETO FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS OR SAVINGS, WHETHER OR NOT SUCH DAMAGES ARE FORESEEABLE, OR IN RESPECT OF ANY LIABILITIES RELATING TO ANY THIRD PARTY CLAIMS (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) OTHER THAN FOR THE CLAIMS CAUSED BY, RELATED TO OR ARISING OUT OF THE OBLIGATIONS WHICH MAY BE PROVIDED BY THE ADVISOR HEREUNDER.
25.Conflicts. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, this Agreement shall control.
26.Judicial Reference.
(a)Any and all disputes, claims and controversies arising out of, connected with or relating to this Agreement or the transactions contemplated thereby (individually, a “Dispute”) that are brought before a forum in which pre-dispute waivers of the right to trial by jury are invalid under applicable law shall be subject to the terms of this Section 26 in lieu of the jury trial waivers otherwise provided in this Agreement. Disputes may include tort claims, counterclaims, claims brought as class actions, claims arising from related documents executed in the future, disputes as to whether a matter is subject to judicial reference, or claims concerning any aspect of the past, present or future relationships arising out of or connected with this Agreement. Notwithstanding the foregoing, this paragraph shall not apply to any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act or any form of master agreement published by the International Swaps and Derivatives

Association, Inc., any International Foreign Exchange Master Agreement or any similar master agreement governing any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, fixed-price physical delivery contracts, whether or not exchange traded, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing).
(b)Any and all Disputes shall be heard by a referee and resolved by judicial general reference pursuant to California Code of Civil Procedure (“CCCP”) §§ 638 et seq.
(c)The referee shall be a retired California state court judge. The referee shall be selected by mutual written agreement of the parties hereto that are party to such Dispute (the “Parties”) shall not seek to appoint a referee that may be disqualified pursuant to CCCP § 641 or § 641.2 without the prior written consent of all Parties. If the Parties are unable to agree upon a referee within 10 Business Days after one Party serves a written notice of intent for judicial reference upon the other Parties, then the referee will be selected by the Presiding Judge of the Superior Court of Orange County California (or his or her representative) in accordance with CCCP § 640(b).
(d)The referee shall hear and determine all issues relating to the Dispute, whether of fact or of law, and shall do so in accordance with the laws of the State of California, and render a written statement of decision and shall conduct the proceedings in accordance with the CCCP, the Rules of Court, and the California Evidence Code, except as otherwise specifically agreed by the Parties and approved by the referee. The referee shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The referee’s statement of decision shall set forth findings of fact and conclusions of law. The decision of the referee shall be entered as a judgment in the court in accordance with CCCP §§ 644 and 645. The decision of the referee shall be appealable to the same extent and in the same manner that such decision would be appealable if rendered by a judge of the superior court.
(e)[Reserved].
(f)If a Dispute includes multiple claims, some of which are found not subject to this Section 26, the Parties shall stay the proceedings of the claims not subject to this Section 26 until all other claims are resolved in accordance with this Section 26. If there are Disputes by or against multiple parties, some of which are not subject to this Section 26, the Parties shall sever the Disputes subject to this Section 26 and resolve them in accordance with this Section 26.
(g)During the pendency of any Dispute that is submitted to judicial reference in accordance with this Section 26, each of the Parties to such Dispute shall bear equal shares of the fees charged and costs incurred by the referee in performing the services described in this Section 26. The compensation of the referee shall not exceed the prevailing rate for like services. The prevailing Party shall be entitled to reasonable court costs and legal fees, including customary attorney fees, expert witness fees, paralegal fees, the fees of the referee and other reasonable costs and disbursements charged to the party by its counsel, in such amount as is determined by the referee. In the event of any challenge to the legality or enforceability of this Section 26, the prevailing Party shall be entitled to recover the costs and expenses from the non-prevailing Party, including reasonable attorneys’ fees, incurred by it in connection therewith.
(h)THE FOREGOING CONSTITUTES A “REFERENCE AGREEMENT” BETWEEN THE PARTIES WITHIN THE MEANING OF AND FOR PURPOSES OF CCCP § 638.
[SIGNATURES TO APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Management Fee Subordination Agreement as of the date first written above.
ADVISOR:                    KBS CAPITAL ADVISORS LLC
By:    /s/ Charles J. Schreiber, Jr.
Name:    Charles J. Schreiber, Jr.
Title:    Chairman & President
Address for Notices:
KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, CA 92660
Attention: Robert Durand; Jeff Waldvodgel: Stacie
Yamane; Bryce Lin; Pamela Azanza-Rogalski
Email: rdurand@kbs.com; jwaldvogel@kbs.com;
syamane@kbs.com; blin@kbs.com; pazanza-
rogalski@kbs.com
with copies (which shall not constitute notice) to:
DLA Piper LLP (US)
2000 Avenue of the Stars, Suite 400
North Tower, Los Angeles, CA 90067-4704
Attention: Robert Klyman
Email: Robert.klyman@us.dlapiper.com
DLA Piper LLP (US)
51 John F. Kennedy Parkway, Suite 120
Short Hills, NJ 07078-2704
Attention: Kira Mineroff, Esq.
Email: kira.mineroff@us.dlapiper.com
[Signature Page to Management Fee and Disposition Fee Subordination Agreement]

Approved:
U.S. BANK NATIONAL ASSOCIATION,
as Agent
By:    /s/Claudia N. Marciniak
Name:    Claudia N. Marciniak
Title:    Senior Vice President
Address for Notices:
U.S. Bank National Association
4100 Newport Place, Suite 900
Newport Beach, CA 92660
Attention: Loan Administration
With a copy (which shall not constitute notice) to:
Blank Rome LLP
444 West Lake Street, Suite 1650
Chicago, IL 60606
Attention: Kenneth J. Ottaviano, Esq.
Email: ken.ottaviano@blankrome.com
[Signature Page to Management Fee and Disposition Fee Subordination Agreement]

CONSENT
KBS Real Estate Investment Trust III, Inc., KBS REIT Properties III, LLC, KBSIII Carillon L.P., KBSIII 515 Congress, LLC, KBSIII 155 North 400 West, LLC, KBSIII 201 17th Street, LLC and KBSIII 500 West Madison, LLC hereby consent to the foregoing Management Fee and Disposition Fee Subordination Agreement (and the terms thereof) and agrees to abide thereby and to keep, observe and perform the several matters and things therein intended to be kept, observed and performed by them, and specifically agrees not to make any payments contrary to the terms of said Agreement. A breach of any of the terms and conditions of this consent shall constitute an “Event of Default” under the Credit Agreement.
KBS REAL ESTATE INVESTMENT TRUST
III, INC.
By:    /s/ Charles J. Schreiber, Jr.
Name:    Charles J. Schreiber, Jr.
Title:    Chief Executive Officer
KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company
By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By: KBS REAL ESTATE INVESTMENT TRUST
III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Name:    Charles J. Schreiber, Jr.
Title:    Chief Executive Officer
[Signature Page to Management Fee and Disposition Fee Subordination Agreement]

KBSIII CARILLON, L.P.,
a Delaware limited partnership
By: KBSIII REIT ACQUISITION XXX, LLC,
a Delaware limited liability company,
its general partner
By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By: KBS REAL ESTATE INVESTMENT TRUST
III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Name:    Charles J. Schreiber, Jr.
Title:    Chief Executive Officer
[Signature Page to Management Fee and Disposition Fee Subordination Agreement]

KBSIII 515 CONGRESS, LLC,
a Delaware limited liability company
By: KBSIII REIT ACQUISITION XXVII, LLC,
a Delaware limited liability company,
its sole member
By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By: KBS REAL ESTATE INVESTMENT TRUST
III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Name:    Charles J. Schreiber, Jr.
Title:    Chief Executive Officer
[Signature Page to Management Fee and Disposition Fee Subordination Agreement]

KBSIII 155 NORTH 400 WEST, LLC,
a Delaware limited liability company
By: KBSIII REIT ACQUISITION V, LLC,
a Delaware limited liability company,
its sole member
By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By: KBS REAL ESTATE INVESTMENT TRUST
III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Name:    Charles J. Schreiber, Jr.
Title:    Chief Executive Officer
[Signature Page to Management Fee and Disposition Fee Subordination Agreement]

KBSIII 201 17TH STREET, LLC,
a Delaware limited liability company
By: KBSIII REIT ACQUISITION XXV, LLC,
a Delaware limited liability company,
its sole member
By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By: KBS REAL ESTATE INVESTMENT TRUST
III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Name:    Charles J. Schreiber, Jr.
Title:    Chief Executive Officer
[Signature Page to Management Fee and Disposition Fee Subordination Agreement]

KBSIII 500 WEST MADISON, LLC,
a Delaware limited liability company
By: KBSIII REIT ACQUISITION XI, LLC,
a Delaware limited liability company,
its sole member
By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By: KBS REAL ESTATE INVESTMENT TRUST
III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Name:    Charles J. Schreiber, Jr.
Title:    Chief Executive Officer
[Signature Page to Management Fee and Disposition Fee Subordination Agreement]